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                                                                    EXHIBIT 10.4

                                     LEASE

1.  BASIC LEASE PROVISIONS.

    1.1 PARTIES. This Lease (the "Lease"), dated as of this 24th day of April, 2000 is made by and between TAMPA TRI-COUNTY FLEXXSPACE,LTD. (hereinafter referred to as "Landlord"), and GEERLINGS & WADE, INC., (hereinafter referred to as "Tenant").

    1.2 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord a portion of real property commonly known as (2I 7 AND 8) 14470 AND 14474 CARLSON CIRCLE, TAMPA, FLORIDA 33626 located at TRI-COUNTY BUSINESS PARK, (hereinafter referred to as the "Center"), consisting of approximately 12,500 square feet (the "Leased Premises"). The location of the Leased Premises is generally delineated on Exhibit "A" which is attached hereto and made a part hereof. All of the real property underlying the Center and adjacent thereto, with all improvements thereon, including the Center and the Common Areas (as defined below), and used in connection with the operation of the Center, shall hereinafter be referred to as the "Project".

         1.2.1 The Leased Premises consists of approximately 660 square feet of office space and approximately 11,840 square feet of AIR CONDITIONED warehouse space. Reference to square footage of the Leased Premises is approximated. Terms and conditions of this lease shall not be modified or affected if actual square footage differs from the approximated square footage.

    1.3 USE OF ADDITIONAL AREAS. The use and occupation by the Tenant of the Leased Premises shall include the non-exclusive use, in common with others entitled thereto, of the common areas, employees' parking areas, service roads, malls, loading facilities, sidewalks and customer car parking areas as such common areas now exist or as such common areas may hereafter be constructed, and other facilities as may be designated from time to time by the Landlord, subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

    1.4 USE OF LEASED PREMISES. Tenant will use and occupy the Leased Premises only for the purposes of OFFICE/WAREHOUSE and for no other use and purpose. In the event that Tenant uses the Leased Premises for purposes not expressly permitted herein, Landlord may seek damages without terminating Lease, in addition to all other remedies available to it, terminate this Lease or restrain said improper use by injunction. Tenant shall not perform any acts or carry on any practices which may damage the Project, building or improvements or be a nuisance or menace to other tenants in the Project or their customers, employees or invitees or which will result in the increase of casualty insurance premiums. Tenant agrees to conduct its business in the Leased Premises under the name or trade name as set forth in the Lease Agreement and under no other name or trade name except such as may be first approved by Landlord in writing. Tenant shall be solely responsible to determine if the intended use complies with all governmental regulations. Landlord, by execution of this Lease or otherwise, makes no representations that the intended use complies with governmental regulations.

    1.5 TERM. The Lease term shall commence on JUNE 1, 2000 (hereinafter referred to as the "Commencement Date") and shall terminate on MAY 31, 2005, unless earlier terminated pursuant to the terms hereof (hereinafter referred to as the "Term"). The "Lease Year" hereunder shall be defined as a period of twelve (12) consecutive months, with the first Lease Year commencing on the Commencement Date and each subsequent Lease Year commencing on the expiration of the immediately preceding Lease Year. The expiration of every Lease Year shall be referred to as the "Anniversary".

    1.6 FAILURE OF TENANT TO TAKE POSSESSION. In the event that Tenant fails to take possession or, if applicable, to occupy the Leased Premises and to commence to do business on the Commencement Date, then Tenant shall be in default hereunder and Landlord shall have the right, at its option, to cancel this Lease by giving Tenant written notice of intent to cancel thereof and this Lease will terminate ten (10) days after the giving of such notice and Landlord will retain all prepaid rentals and security deposits as liquidated and agreed damages.

    1.7 OBLIGATIONS OF TENANT BEFORE RENT COMMENCEMENT DATE. In the event the Commencement Date precedes the time for payment of rent, Tenant shall observe and perform all of its obligations under this Lease (except its obligations to pay Base Rent) beginning on the Commencement Date.

    1.8 OBLIGATIONS OF LANDLORD BEFORE LEASED PREMISES BECOMES VACANT. If this Lease is executed before the Leased Premises becomes vacant, or if any present Tenant or occupant of the Leased Premises holds over, and Landlord cannot acquire possession of the Leased Premises prior to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Leased Premises and rent shall commence at such time as Landlord is able to deliver the same; provided, however, Tenant shall not be obligated hereunder unless Landlord is able to deliver the Leased Premises within ninety (90) days of the Commencement Date.

    1.9 CONTROL OF COMMON AREAS BY LANDLORD. All areas within the exterior boundaries of the Project which are not now or hereafter held for lease or occupation by the Landlord, or used by other persons entitled to occupy floor space in the Project, including, without limitation, all automobile parking areas, driveways, entrance and exits thereto, and other facilities furnished by Landlord in or near the Project, including employee parking areas, the through way or ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, exterior stairways and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers ("Common Areas") shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, but not the obligation, to construct, maintain and operate lighting facilities on all said areas and improvements, to patrol the same, from time to time to change the area, level, location and arrangement of parking areas and other facilities herein above referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas.

Landlord shall have the right to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein to close temporarily all or any portion of the parking areas or facilities, to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord shall keep said Common Areas clean and in good repair and available for the purposes for which they are intended. Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and facilities.

    1.10 LICENSE. All Common Areas and facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are hereby authorized to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

2.  PAYMENT OF RENT AND OTHER CHARGES.

    2.1 BASE RENT. Tenant agrees to pay to Landlord throughout the Term of this Lease, monthly payments of base rent ("Base Rent") as set forth below, which amounts shall be paid to Landlord in advance in United States money on or before the first day of each month, without any offset or deduction whatsoever, not including applicable Florida sales and use tax for each of said monthly payments:

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Period                                  Total Annual   Monthly
                                         Base Rent    Base Rent
===============================================================
June 1, 2000 through May 31, 2001        $79,125.00   $6,593.75
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June 1, 2001 through May 31, 2002        $83,000.04   $6,916.67
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June 1, 2002 through May 31, 2003        $87,125.04   $7,260.42
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June 1, 2003 through May 31, 2004        $91,374.96   $7,614.58
---------------------------------------------------------------
June 1, 2004 through May 31, 2005        $95,874.96   $7,989.58
---------------------------------------------------------------

         2.1.1 Services Provided. The following services at minimum are provided:

                 2.1.1.1 gardening, landscaping and irrigation, exterior repairs and painting:

                 2.1.1.2 sanitary control, removal of trash, rubbish, garbage and other refuse from the Common Areas but not from any Leased Premises;

                 2.1.1.3  utilities for Common Areas;

                 2.1.1.4  maintenance and repair of air conditioning;

                 2.1.1.5 a dumpster(s) will be provided for refuse collection. Dumpsters are for office and incidental waste only. Those tenants determined by Landlord to produce excessive and/or refuse that we do not allow to be disposed in our dumpster(s) will be required to provide their own dumpster at their expense.

    2.2 SALES OR USE TAX OR EXCISE TAX. Tenant shall also pay, as Additional Rent, all sales or use or excise tax imposed, levied or assessed against the rent or any other charge or payment required herein by any governmental authority having jurisdiction there over, even though the taxing statute or ordinance may purport to impose such sales tax against the Landlord. The payment of sales tax shall be made by Tenant on a monthly basis, concurrently with payment of the Base Rent.

    2.3 PRO RATA SHARE OF PROJECT AREA EXPENSES. For each Lease Year or partial Lease Year if Project Area Expenses are calculated by calendar year, Tenant will pay to Landlord, in addition to the Base Rent specified above, as further additional rent, "Tenant's proportionate share" of "Project Area Operating Expenses", less the "Base Amount".

         2.3.1 "Tenant's proportionate share" shall mean a proportion of the Project Area Operating Expenses, calculated by multiplying the total Project Area Operating Expenses by a fraction, the numerator of which shall be the number of square feet contained in the Leased Premises and the denominator of which shall be the aggregate number of square feet of leasable building space in the Project, which Tenant's proportionate share is hereby agreed to be .0185.

         2.3.2 "Base Amount" shall mean a sum equal to the aggregate Project Area Operating Expenses determined by Landlord for the Base Year, excluding any administrative fee.

         2.3.3 "Project Area Operating Expenses" as used herein means the total cost and expense incurred in operating and repairing the Project buildings and improvements and common facilities, hereinafter defined, excluding only items of expense commonly known and designated as debt service, plus an administrative fee of fifteen percent (15%) of that sum. Project Area Operating Expenses shall specifically include, without limitation:

                 2.3.3.1 Gardening, landscaping and irrigation, repairs, painting;

                 2.3.3.2   Management fees;

                 2.3.3.3 Sanitary control, removal of trash, rubbish, garbage and other refuse from the Common Areas but not from any Leased Premises;

                 2.3.3.4   Depreciation on machinery and equipment,

                 2.3.3.5 The cost of maintenance and support personnel, including but not limited to payroll and applicable payroll taxes, worker's compensation insurance and fringe benefits;

                 2.3.3.6   Utility charges for the common areas;

                 2.3.3.7 Water and sanitary sewer charges not billed directly to tenants;

                 2.3.3.8   Association fees or dues; and

                 2.3.3.9 Any and all other charges, costs or expenses which may be associated with Landlord's operation of the Project (excluding Real Estate Taxes and Insurance).

         2.3.4 "COMMON FACILITIES" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants or operations of the Project, their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, pedestrian malls, courts, stairs, ramps and sidewalks, public rest rooms, washrooms, community hall or auditorium (if any) and signs, wherever located, identifying the Project, or providing instructions thereto.

         2.3.5 Landlord may estimate the Project Area Operating Expenses and Tenant shall pay one-twelfth (1/12) of Tenant's proportionate share of said estimated amount monthly in advance, together with the next due payment of Base Rent. After the end of each Lease Year, Landlord shall furnish Tenant a statement of the actual Project Area Operating Expenses. Within thirty (30) days after receipt by Tenant of said statement, Tenant shall have the right in person to inspect Landlord's books and records as pertain to said Project Area Operating Expenses, at Landlord's office, during normal business hours, upon four (4) days prior written notice. The statement shall become final and conclusive between the parties unless Landlord receives written detailed objections with respect thereto within said thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's obligation to pay Additional Rent in connection with anticipated Project Area Operating Expenses for the next year, or, if by reason of any termination of this Lease no such future obligation exists, refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection which Tenant may raise with respect thereto and Landlord shall immediately credit or refund any overpayment found to be owing to Tenant as aforesaid upon the resolution of said objection.

Additional Rent due by reason of this section for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease and shall be prorated according to that portion of said calendar year that this Lease was actually in effect. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Security Deposit, in full or partial satisfaction of any Additional Rent due for the final months of this Lease, but nothing herein contained shall be construed to relieve Tenant of the obligation to pay any Additional Rent due for the final months of this Lease, nor shall Landlord be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms or provisions of this Lease.

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                                                              Tenant    Landlord
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    2.4  ADDITIONAL RENT. In order to give Landlord a lien of equal priority with Landlord's lien for rent, and for no other purpose, including tax determination, any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered "Additional Rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same becomes due and payable hereunder, or limit any other remedy of Landlord.

    2.5 SPECIAL ASSESSMENTS For each Lease Year, Tenant will pay to Landlord, in addition to Base Rent as further Additional Rent, Tenant's proportionate share of any special assessments assessed against the Project, with applicable tax, if any. The payment of any such special assessments shall be made by Tenant on a monthly basis, concurrently with Base Rent. Tenant's proportionate share of any such special assessment shall be the proportionate share stated in Section 2.3.1.

    2.6 REAL ESTATE TAXES. For each Lease Year or partial Lease Year, if real estate taxes are computed for a calendar year, Tenant will pay to Landlord, in addition to Base Rent as further Additional Rent, a percentage share of all ad valorem and real estate taxes levied by any lawful authority against the Project less ad valorem and real estate taxes of the Project for the base year. Percentage share shall be calculated by multiplying the total taxes charged in the tax bill(s) in which the building of the Leased Premises is included, by a fraction, the numerator of which shall be the number of square feet contained in the Leased Premises and the denominator of which shall be the aggregate number of square feet of leasable building space in property subject to the tax bills referenced above, which percentage share shall be .1316 OF THE REAL ESTATE TAX FOLIO NUMBER 3521.5015. Landlord may estimate the amount in the manner set out in Section 2.3.5.

    2.7 INSURANCE. For each Lease Year or partial Lease Year, if insurance is paid per calendar year, Tenant will pay to Landlord, in addition to Base Rent as further Additional Rent, Tenant's proportionate share of Landlord's insurance premiums on or in respect of the Project, including but not limited to public liability, property damage, all risk perils, rent and flood insurance, if carried by Landlord less said insurance premiums for the base year. Tenant's proportionate share shall be .0185. Landlord may estimate the amount in the manner set out in Section 2.3.5.

    2.8  COUNTY STORM WATER CHARGES.  N/A

    2.9  For the first Lease Year, the estimated monthly payment under 2.3.5,
2.6 and 2.7 is N/A. The base year for computation of proportionate share and percentage share is 2000.

    2.10 GUARD/PATROL SERVICES. Landlord, in its sole discretion, determination and option may, but is not required to enter into a contract or contracts or otherwise provide or make arrangement for the providing of guard, patrol and/or security which may include security guards and/or electronic devices and/or a guard gate and/or gate house. Tenant shall pay its proportionate share for the expense of the services. Landlord shall in no way be responsible for the performance or non-performance of the obligations of guard/patrol/security personnel or service, including but not limited to negligent or intentional acts, and Tenant hereby releases Landlord from any claims of any nature whatsoever in connection therewith.

    2.11 RENTAL PAYMENTS.

         2.11.1 Tenant will promptly pay all rentals and other charges and render all statements herein prescribed. Any rental payment not received by Landlord on its due date shall incur a "late charge" equal to five percent (5%) of such payment to compensate Landlord for its administrative expenses in connection with such late payment. When rental payments are delivered by Tenant through the mails, Tenant shall mail such payments sufficiently in advance so that the Landlord will receive the payments on or before the first day of the calendar month or on or before the due date in the event the due date is other than the first day of a calendar month. If Landlord shall pay any moneys, or incur any expenses in correction of any violation of any covenant or of any other obligation of Tenant herein set forth or implied herein, the amounts so paid or incurred shall, at Landlord's option and on notice to Tenant, be considered additional rentals payable by Tenant, with the first installment of rental thereafter to become due and payable, and may be collected or enforced as by law provided in respect to rentals.

         2.11.2 In the event any payment of Rent, whether Base rent or Additional Rent, is made by check and the check is returned to Landlord due to insufficient funds, Landlord shall have the right, upon written notice to Tenant, to require all future rent payments to be made by cashier's check. If this right is exercised by Landlord, attempted payment by means other than cashier's check shall not be deemed a payment pursuant to this Lease, unless the Landlord, in writing, revokes the requirement of a cashiers check.

3.  DELIVERY OF LEASED PREMISES.

    3.1  CONSTRUCTION OF PREMISES BY LANDLORD.

         3.1.1 Landlord has constructed the Leased Premises prior to the execution of this Lease. Tenant certifies that it has inspected the Leased Premises and accepts the Leased Premises existing "as is" condition.

    3.2 TENANT'S WORK. Tenant agrees, at its own cost and expense, to perform all work and comply with all conditions, more particularly described in Exhibit "D" annexed hereto, which is necessary to make the Leased Premises conform with Tenant's plans to be approved by Landlord. No later than thirty (30) days after the execution of this Lease, Tenant shall furnish Landlord, in advance of Tenant's commencement of work, for Landlord's written approval, plans and specifications showing a layout, interior finish, and any work or equipment to be done or installed by Tenant affecting any structural, mechanical or electrical part of the Leased Premises or the building containing same. Landlord agrees it will not unreasonably withhold such approval, it being the only purpose of this requirement that Tenant's work shall not be detrimental to the other tenants in the Project or to Landlord's building. To the extent not inconsistent with this section, Section 6 of this Lease shall apply to this
Section 3.2. Tenant shall be responsible for all costs and expenses for architectural fees, plans and Tenant improvements.

    3.3 CHANGES AND ADDITIONS TO BUILDING. Landlord hereby reserves the right at any time to perform maintenance operations and to make repairs, alterations, or additions, and to build additional stories on the building in which the Leased Premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements, including, but not limited to, structures for motor vehicle parking and the enclosing and air conditioning of sidewalks in the Project from time to time and to make alterations thereof or additions thereto. Tenant agrees to cooperate with Landlord permitting Landlord to accomplish any such maintenance, repairs, alterations, additions or construction. Temporary, partial obstruction of access to Tenant's premises caused by such construction shall not be a default of Landlord.

    3.4 RIGHT TO RELOCATE. Landlord reserves the right to relocate the Tenant from Leased Premises to another premises within the Project upon reasonable notice. Landlord shall only be responsible for payment of reasonable costs and expenses incurred by Tenant for the moving of personalty from the Leased Premises to the new premises. Under no circumstances shall Landlord be liable for loss of revenue, business or income in the event the right to relocate is exercised.

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4.  CONDUCT OF BUSINESS BY TENANT.

    4.1 TAKING POSSESSION OF PREMISES. Tenant shall occupy the Leased Premises without delay upon the Commencement Date, and shall conduct its business continuously in the Leased Premises.

    4.2 OBJECTIONABLE USE OF PREMISES. Without limiting application of any other provision in this Lease, the following actions and activities shall not be allowed in on or upon the Leased Premises, the Common Areas or the Project without the prior written consent of Landlord.

         4.2.1 Employment of any mechanical apparatus causing noises or vibration which may be transmitted beyond the Leased Premises.

         4.2.2 Objectionable odors emanating or dispelled from the leased premises.

         4.2.3 Conducting any auction, fire, bankruptcy selling out or similar sales of any kind on or about the Leased Premises; display merchandise on the exterior of the Leased Premises either for sale or for promotion purposes.

         4.2.4 Use or operate any machinery, which in Landlord's reasonable opinion, may harm the building of which the Leased Premises is a part.

         4.2.5 Store, keep or permit the storage of any merchandise, equipment, machinery or any other item on the walkways, loading docks, parking areas, roof or grounds surrounding the Leased Premises or Common Areas not specifically referenced herein.

         4.2.6 Store or dump on or about the Demised Premises trash, rubbish, pallets, chemicals, hazardous, toxic or other such substances or dispose or attempt to dispose of such items in the sewers or storm drains of the Demised Premises.

         4.2.7 Wash and/or wax and/or repair vehicles. Store or keep any boats, recreational vehicles, trailers or inoperable or unregistered vehicles outside Demised Premises or in parking areas, leave vehicles in any parking areas on the property for an extended period of time.

         4.2.8 Residing in the Leased Premises, the Common Area or the Project.

         4.2.9 Abandon or dispose of personal property by leaving same in the Leased Premises, Common Areas or Project.

         4.2.10 Allowing animals or pets on the Leased Premises, Common Areas or Project.

         4.2.11 Parking on the grassed or landscaped area, parking in areas blocking access to the Common Area or the Project, parking in areas blocking access to any areas other than the Demised Premises.

    4.3 REMEDIES IN CASE OF VIOLATION. In the event Tenant violates any provision of Section 4.2, Landlord shall provide Tenant written notice of the violation. Tenant shall have three (3) days from date of delivery of notice to cease and/or cure the objectionable use, providing, however, in the event Tenant violates the terms of this Section more than twice during the Term, Landlord shall not be required to provide written notice or a cure period to invoke the remedies authorized herein.

    4.4 In the event Tenant fails to cure and/or cease objectionable activities Landlord may (1) declare the lease materially breached; (2) cure the violation as the Landlord in its sole discretion deems appropriate with costs and fees for doing so charged to the Tenant as Additional Rent; (3) take such legal or equitable action as is appropriate, including but not limited to seeking injunctive relief; (4) take such other action as is authorized by law. These remedies shall be deemed cumulative. Nothing herein shall prohibit Landlord from taking emergency action in the event any violation threatens the life, health and/or safety of any person or threatens property on or of the project.

5.  SECURITY DEPOSIT.

    5.1 AMOUNT OF DEPOSIT. Prior to Landlord's execution of this Lease, Tenant shall deposit with the Landlord the sum of $ 5,000.00 (CURRENTLY ON DEPOSIT), and if by check, is subject to collection. Said deposit shall be held by Landlord, without liability for interest, and may be commingled with other funds of Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by Tenant to be kept and performed during the term hereof.

    5.2 USE AND RETURN OF DEPOSIT. If at any time during the term of this Lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid or in the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord may, at its option (but Landlord shall not be required to) appropriate and apply all or any portion of said deposit to the payment of any such overdue rent or other sum or so much thereof as shall be necessary to compensate the Landlord for all loss or damage sustained or suffered by Landlord due to the breach of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable by Tenant hereunder, then Tenant shall, upon the written demand of Landlord forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at the expiration of the term of this Lease. The security deposit shall not be deemed last month's rent.

    5.3 TRANSFER OF DEPOSIT. Landlord may deliver the funds deposited hereunder by Tenant to the purchaser or transferee of Landlord's interest in the Leased Premises, in the event that such interest be sold or transferred, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

6.  FIXTURES AND ALTERATIONS.

    6.1  INSTALLATION BY TENANT.

         6.1.1 All improvements installed by Tenant shall be new or in good working order. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any exterior signs, exterior lighting, plumbing fixtures, fences, gates, shades or awnings or make any changes to the common areas or the exterior of the building in which the Leased Premises are located without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought, and simultaneously demonstrate to Landlord that the proposed alterations comply with local zoning and building codes. Upon Tenant's breach of this provision, Landlord may take such action as is necessary to remove the unauthorized installation with all cost and expense to be charged to Tenant as additional rent. In addition, Landlord may take such legal action at law or equity as a result of the breach, including but not limited to injunctive relief.

         6.1.2 All construction work done by Tenant within the Leased Premises and otherwise shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress (if any) and with the transaction of business in the Project. Without limitation on the generality of the foregoing, Landlord shall have the right to require that such work be performed outside of general business hours, and in accordance with other rules and regulations which Landlord may, from time to time prescribe. Tenant agrees to indemnify Landlord and hold it harmless against any loss, liability or damage, resulting from such work, and Tenant shall, if requested by Landlord, furnish bond or other security satisfactory to Landlord against any such loss, liability or damage. Tenant shall be liable to Landlord for any damages resulting from labor disputes, strikes or demonstrations resulting from Tenant's construction or alteration work with the employment of non-union workers.

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                                                              Tenant    Landlord
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    6.2  RESPONSIBILITY OF TENANT. All alterations, decorations, additions and improvements made by the Tenant, or made by the Landlord on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the term of this Lease, or any extension of renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the premises without prior consent in writing from the Landlord. Upon expiration of this Lease, or any renewal term thereof, the Landlord shall have the option of requiring the Tenant to remove all such alterations, decorations, additions and improvements, and restore the Leased Premises as provided in Section 7.2 hereof. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the Leased Premises, then such alterations, decorations, additions and improvements shall become the property of the Landlord and in such event, should Landlord so elect, Landlord may restore the premises to its original condition for which cost, with allowance for ordinary wear and tear, Tenant shall be responsible and shall pay promptly upon demand.

    6.3 TENANT SHALL DISCHARGE ALL LIENS . Nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Construction Lien Law of the State of Florida, it being expressly understood that Landlord's estate shall not be subject to liens for improvements made by the Tenant. Tenant shall strictly comply with the Construction Lien Law of the State of Florida as set forth in Florida Statutes Section 713. In the event that a claim of lien is filed against the property in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim or shall transfer same to security, within ten (10) days from the date of filing. In the event that the Tenant fails to satisfy or transfer such claim within said ten (10) day period, the Landlord may do so and thereafter charge the Tenant, as additional rent, all costs incurred by the Landlord in connection with satisfaction or transfer of such claim, including attorneys' fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of such claim of lien. If so requested by the Landlord, the Tenant shall execute a short form or memorandum of this Lease, which may, in the Landlord's discretion be recorded in the Public Records for the purpose of protecting the Landlord's estate from claims of lien, as provided in Florida Statutes Section 713.10. In the event such short form or memorandum of lease is executed, the Tenant shall simultaneously execute and deliver to the Landlord an instrument terminating the Tenant's interest in the real property upon which the Leased Premises are located, which instrument may be recorded by the Landlord only at the expiration of the term of this Lease, or such earlier termination hereof. Landlord only has the right to record the memorandum without execution by Tenant in the event Tenant fails to execute the memorandum with seven (7) days of request. The security deposit paid by the Tenant may be used by the Landlord for the satisfaction or transfer of any claim of lien, as provided in this Section. This Section shall survive the termination of the Lease.

    6.4 SIGNS. Tenant shall not exhibit, inscribe, paint or affix any sign, advertisement, notice or other lettering on any part of the outside of the Demised Premises or of the building of which the Demised Premises are a part, or inside the Demised Premises if visible from the outside, without the written consent of Landlord. If consent is given, Tenant further agrees to maintain such sign, lettering, etc. as may be approved in accordance with all city, county, and state laws, ordinance or requirements and in good condition and repair at all times.

7.  REPAIRS AND MAINTENANCE OF LEASED PREMISES.

    7.1 RESPONSIBILITY OF LANDLORD. Provided Tenant is not in default according to the terms of this Lease and subject to interruption caused by repairs, renewals, improvements, changes of service and alterations to the Leased Premises, and further, subject to interruption caused by strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, "Acts of God," and conditions and causes beyond the control of Landlord, Landlord will furnish the following services to Tenant:

         7.1.1 Landlord agrees to repair and maintain in good order and condition the roof, roof drains, outside walls, foundations and structural portions, both interior and exterior, of the Leased Premises. Landlord shall initiate repairs of applicable problems within a reasonable period of time after receipt of written notice of needed repairs or maintenance with completion as soon as reasonably possible. There is excepted from this provision, however:

                 7.1.1.1 Repair or replacement of broken plate or window glass (except in case of damage by fire or other casualty covered by Landlord's fire and extended coverage policy);

                 7.1.1.2 Interior and exterior doors, door closure devices, window and door frames, moldings, locks and hardware;

                 7.1.1.3 Repair of damage caused directly or indirectly by the negligence or intentional acts of Tenant, its employees, agents, contractors, customers, invitees; and

                 7.1.1.4  Interior repainting and redecoration.

         7.1.2 Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of adjacent property, of the Project, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable in damages or otherwise for any latent defect in the Leased Premises or in the building of which they form a part.

         7.1.3 In no event, however, shall Landlord be liable for incidental and/or consequential damages arising from (i) the failure to make said repairs, or (ii) making repairs in a untimely manner, nor shall Landlord be liable for incidental or consequential damages arising from defective workmanship or materials in making any such repairs.

         7.1.4 Except as hereinabove provided Landlord shall not be obligated or required to make any other repairs, and all other portions of the Leased Premises shall be kept in good repair and condition by Tenant.

    7.2  RESPONSIBILITIES OF TENANT

         7.2.1 Tenant agrees to maintain the Leased Premises in good order and condition.

         7.2.2 Tenant will not install any equipment which exceeds the capacity of the utility lines leading into the Leased Premises or the building of which the Leased Premises constitute a portion.

         7.2.3 Tenant covenants and agrees to keep and maintain in good order, condition and repair (which repair shall mean replace if necessary) the Leased Premises and every part thereof, except as hereinbefore provided, including but without limitation, the exterior and interior portions of all doors, equipment, security gates, windows, glass, utility facilities, plumbing and sewage facilities within the Leased Premises or under the floor slab including free flow up to the main sewage line fixtures, heating equipment, air conditioning
(HVAC) including exterior mechanical equipment, exterior utility facilities and exterior electrical equipment serving the Leased Premises and interior walls, floors and ceilings, including compliance with all applicable building codes including but not limited to those relative to fire extinguishers. Tenant will use at Tenants cost a pest exterminating contractor at such intervals as may be necessary to keep the Leased Premises free of rodents and vermin. If Tenant refuses or neglects to commence or complete repairs promptly and adequately Landlord may, but shall not be required to do so, make or complete said repairs and Tenant shall pay the cost thereof to Landlord upon demand.

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                                 Page 5 of 19
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         7.2.4 Tenant, its employees, or agents, shall not deface any walls, ceilings, partitions, floors, wood, stone or ironwork without Landlord's written consent.

         7.2.5 Tenant shall comply with the requirements of all laws, orders, ordinances and regulations of all governmental authorities and will not permit any waste of property or same to be done and will take good care of the Lease Premises.

         7.2.6 If Tenant refuses or neglects to maintain the Leased Premises properly as required and does not correct an identified problem(s) to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may take such remedial action as Landlord may reasonably determine, without liability to Tenant, for any loss or damage that may accrue to Tenant's equipment, fixtures, or other property, or to Tenant's business by reason thereof and upon completion thereof Tenant shall pay Landlord's cost for the taking of such action, plus twenty (20%) percent for overhead, upon presentation of bill therefor, as additional rent. Said bill shall include interest at fifteen (15%) percent of said cost from the date of completion by Landlord. In the event the Landlord shall undertake any maintenance or repair in the course of which it shall be determined that such maintenance or repair work was made necessary by the negligence or willful act of Tenant or any of its employees or agents or that the maintenance or repair is, under the terms of this Lease, the responsibility of Tenant, Tenant shall pay Landlord's costs therefore plus overhead and interest as above provided in this Section.

         7.2.7 Unless requested in writing by the Landlord to the contrary, at the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon the Commencement Date or following completion of Tenant's Work, whichever is later, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises to Landlord. Tenant shall remove all its trade fixtures, leased equipment and such part of the said Tenant's Work and any subsequent alterations, decorations, additions and/or improvements which Landlord requests to be removed before surrender of the Leased Premises as aforesaid and shall repair any damage to the Leased Premises
caused thereby.   All alterations, decorations, additions and/or improvements left on the Leased Premises shall be in compliance with applicable governmental codes, laws, ordinances and building standards. Any violation to paragraph 7.2 and it's subparts shall constitute an unsatisfactory condition. Tenant's obligation and liability under this covenant shall survive the expiration or other termination of this Lease. In the event that Tenant shall vacate the Leased Premises in unsatisfactory condition, in addition to the cost of repairs, Tenant shall:

               7.2.7.1 pay to Landlord a sum equal to 110% of the Base Rent and Additional Rent for the time period required to effect such repairs;

               7.2.7.2 pay all damages that Landlord may suffer on account of Tenant's vacating the Leased Premises in unsatisfactory condition; and

               7.2.7.3 indemnify and save Landlord harmless from and against any and all claims made by succeeding tenant of the Leased Premises against Landlord on account of delay of Landlord in delivering possession of the Leased Premises to said succeeding tenant to the extent that such delay is occasioned by Tenant's vacating the Leased Premises in unsatisfactory condition.

         7.2.8 Tenant shall at its own expense perform all janitorial and cleaning services within the Leased Premises in order to keep same in a neat, clean and orderly condition.

         7.2.9 Tenant shall give Landlord prompt written notice (and telephonic notice in the case of an emergency) of any fire or damage occurring on or to the Leased Premises, any defects in the Leased Premises, and any defects in any fixtures or equipment for which Landlord is responsible under the Lease.

8. UTILITIES. Tenant shall be solely responsible for and shall promptly pay all charges for gas, electricity, telephone or any other separately metered utility used or consumed in the Leased Premises. Landlord shall not be liable for an interruption or failure in the supply of any such utilities to the Leased Premises unless caused by the gross negligence or intentional act of the Landlord.

9.  INSURANCE AND INDEMNITY.

    9.1 Tenant shall carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

         9.1.1 Public liability and property damage. Tenant shall, during the Term, maintain insurance against public liability, including that from personal injury or property damage in or about the Premises resulting from the occupation, use, or operation of the Premises, insuring both Landlord, Landlord's managing agent and Tenant and naming the Landlord and Landlord's managing agent as an additional insured therein, in amounts of not less than ONE MILLION DOLLARS ($1,000,000.00) against liability for bodily injury including death and personal injury for any one (1) occurrence and not less than THREE HUNDRED THOUSAND DOLLARS ($300,000.00) against liability for bodily injury including death and personal injury for more than one (1) occurrence, and not less than TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) for property damage.

         9.1.2 Plate glass insurance providing full coverage for replacement of damaged or destroyed glass in or upon the Premises;

         9.1.3 Workman's compensation insurance for the benefit of all employees entering upon the Premises as a result of or in connection with their employment by Tenant;

         9.1.4 All other insurance required of Tenant, as an employer, pursuant to any law, rule, or ordinance of any governmental authority having jurisdiction;

         9.1.5 Fire, casualty, and extended coverage insurance on Lessee's fixtures, improvements and finishings, which policies of insurance shall be in amounts, in such forms and issued by such companies are as approved by Landlord and shall name Landlord and Tenant as their interests may appear; and

         9.1.6 Such other forms of insurance which are not available as of the date hereof, but which may become available in the future and are typically required by landlords of properties similar in character to the Center, if in the Landlord's sole discretion, the same is necessary to adequately insure the Premises and underlying property and such other forms of insurance which may become necessary as the result of any changes in applicable laws.

    9.2 The original of each policy of insurance, certified duplicates thereof, and certificates of insurance issued by the insurance or insuring organization shall be delivered to Landlord on or before the Commencement Date and proof of renewal shall be provided to Landlord not less than thirty (30) calendar days prior to the expiration of any policy. In addition to and together with Tenant's pro rata share of operating costs, Tenant shall pay to Landlord within ten (10) calendar days of its receipt of Landlord's written request, the entire amount of any extraordinary or additional premium for insurance upon or for the Premises and/or Center occasioned by or resulting from Tenant's use of the Premises.

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    9.3  The aforementioned insurance shall be in companies authorized to engage in the business of insurance in the State of Florida with a minimum rating of "A" by A. M. Best and shall be in form, substance, and amount (where not stated above) satisfactory to Landlord. The insurance shall not be subject to cancellation except after at least thirty (30) calendar days prior written notice to Landlord. If any of the aforementioned insurance shall not be procured or maintained by Tenant, Landlord may, at its option, procure such insurance or any portion thereof, and Tenant shall pay to Landlord any sums expended by Landlord therefore upon demand; or, Landlord may, at its option terminate this Lease.

    9.4 Increase in Fire Insurance Premium. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire and extended risk insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of merchandise used or sold by Tenant in the Leased Premises, whether or not Landlord has consented to the same.

    9.5 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property (a) arising from or out of any occurrence in, upon or at the Leased Premises (b) arising from or out of the occupancy or use by Tenant or concessionaires of the Leased Premises, whether occurring in or about the Leased Premises. In the event Landlord shall be made a party to any litigation commenced by or against Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all reasonable costs, expenses and reasonable attorney's fees incurred or paid by the Landlord in connection with such litigation.

    9.6 WAIVER OF SUBROGATION. Tenant waives (unless said waiver should invalidate any such insurance) its right to recover damages against Landlord for any reason whatsoever to the extent Tenant recovers indemnity from its insurance carrier. Any insurance policy procured by Tenant which does not name Landlord as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company against the Landlord. All public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless be entitled to recover damages caused by the negligence of Tenant.

10. ATTORNMENT AND SUBORDINATION.

    10.1 ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the Leased Premises or in the event a deed is given in lieu of foreclosure of any such mortgage, if requested to do so, Tenant shall attorn to the purchaser or grantee in lieu of foreclosure upon any such foreclosure or sale and recognize such purchaser or grantee in lieu of foreclosure as the Landlord under this Lease.

    10.2 SUBORDINATION. Tenant agrees that this Lease and the interest of Tenant therein shall be, and the same hereby is made subject and subordinate at all times to all covenants, restrictions, easements and other encumbrances now or hereafter affecting the fee title of the Project and to all ground and underlying leases and to any mortgage of any amounts and all advances made and to be made thereon, which may now or hereafter be placed against or affect any or all of the land and/or any or all of the buildings and improvements, including the Leased Premises, now or at any time hereafter constituting a part of the Project, and/or any ground or underlying leases covering the same, and to all renewals, modifications, consolidations, participation's, replacements and extensions thereof. The term "Mortgages" as used herein shall be deemed to include trust indentures and deeds of trust. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be necessary unless required by any such ground or underlying lessors or mortgages. Should the Landlord, any ground or underlying lessors or mortgagees desire confirmation of such subordination, Tenant, within ten (10) days following written request therefor, shall execute and deliver, without charge, any and all documents (in form acceptable to Landlord and such ground or underlying lessors or mortgagees) subordinating the Lease and the Tenant's rights hereunder. However, should any such ground or underlying lessors or any mortgagees request that Lease be made superior, rather than subordinate, to any such ground or underlying lease and/or mortgage, then Tenant, within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to Landlord and such ground or underlying lessors or mortgagees) effectuating such priority.

11. ASSIGNMENT AND SUBLETTING.

    11.1 CONSENT REQUIRED.

         11.1.1 Tenant may not assign or in any manner transfer, or grant or suffer any encumbrance of Tenant's interest in this Lease in whole or in part, nor sublet all or any portion of the Leased Premises, or grant a license, concession or other right of occupancy of any portion of the Leased Premises, without the prior written consent of Landlord in each instance. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Consent shall not be unreasonably withheld. If this Lease be assigned, or if the Leased Premises or any part thereof be underlet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained. This prohibition against assignment or subletting shall be construed to include prohibition against any assignment or subleasing by operation of law, legal process, receivership, bankruptcy or otherwise, whether voluntary or involuntary. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.

An attempt by Tenant to sublease the Leased Premises, in whole or in part, at a rental rate greater than that charged under this Lease shall be deemed a valid reason for withholding consent for the sublease.

         11.1.2 The Tenant shall pay an administrative fee of $350 in connection with any assignment or sublease.

    11.2 SIGNIFICANT CHANGE OF OWNERSHIP. If the Tenant is a corporation (other than one whose shares are regularly and publicly traded either on a recognized stock exchange or the over-the-counter market), Tenant represents that the Ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers executing this Lease or members of his or their immediate family. If there shall occur any change in the ownership of and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days notice to Tenant. If Tenant is a partnership, Tenant represents that the general partner executing this Lease is duly authorized to execute the same on behalf of said partnership. If there shall occur any change in the ownership of the interest of the general partners of the partnership, whether such change results from a sale, assignment, bequest, inheritance, operation of law or otherwise, or if the partnership is dissolved, without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days notice to Tenant.

    11.3 ASSIGNMENT BY LANDLORD. In the event of the transfer and assignment by Landlord of its interest in this Lease and/or in the building containing the Leased Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations thereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

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12. WASTE, GOVERNMENTAL REGULATIONS.

    12.1 WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Project, or which may adversely affect Landlord's interest in the Leased Premises or the Project.

    12.2 GOVERNMENT REGULATIONS. Tenant shall, at Tenant's sole cost and expense, comply with all county, municipal, state, federal laws, orders, ordinances and other applicable requirements of all governmental authorities, now in force, or which may hereafter be in force, pertaining to, or affecting the condition, use or occupancy of the Leased Premises, and shall faithfully observe in the use and occupancy of the Leased Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force. Tenant shall indemnify, defend and save Landlord harmless from all costs, losses, expenses or damages resulting from Tenant's failure to perform its obligations under this Section.

13.  RULES AND REGULATIONS.   Tenant agrees to comply with all rules and
regulations Landlord may adopt from time to time for operation of the Project, and protection and welfare of Project, its tenants, visitors, and occupants. The present rules and regulations, which Tenant hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto as Exhibit "B". Landlord may amend the rules from time to time and any future rules and regulations shall become a part of this Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same do not materially deprive Tenant of its rights established under this Lease.

14. ADVERTISING, ETC.

    14.1 SOLICITATION OF BUSINESS. Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter on automobiles parked in the parking area or in other common areas.

    14.2 ADVERTISED NAME AND ADDRESS. Tenant may use as its advertised business address the name of the Project. Tenant shall not use the name of the Project for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and Tenant shall not acquire any property right in or to any name which contains the name of the Project as a part thereof. Any permitted use by Tenant of the name of the Project during the term of the Lease shall not permit Tenant to use, and Tenant shall not use, such name of the Project either after the termination of this Lease or at any other location. Tenant shall not use the name of the Landlord in any advertisement, or otherwise.

15. DESTRUCTION OF LEASED PREMISES

    15.1 TOTAL OR PARTIAL DESTRUCTION. If the Leased Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, without the fault of Tenant, but are not thereby rendered untenable in whole or in part, Landlord shall at its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, and the rent and other charges shall not be abated. Repairs shall commence within a reasonable period of time. If by reason of such occurrence, the Leased Premises shall be rendered untenable only in part, Landlord shall at its own expense cause the damage, except to Tenant's equipment and trade fixtures, to be repaired within a reasonable period of time, but only to the condition in which the Leased Premises were originally delivered to Tenant, and the Base Rent meanwhile shall be abated proportionately as to the portion of the Leased Premises rendered untenable. If such damage shall occur during the last two (2) years of the term of this Lease (or of any renewal term), Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to repair such damage and to cancel and terminate this Lease effective as of a date stipulated in Landlord's notice, which shall not be earlier than thirty (30) days nor later than sixty
(60) days after the giving of such notice. If the Leased Premises shall be rendered wholly untenable by reason of such occurrence, the Landlord shall at its own expense cause such damage, except to Tenant's equipment and trade fixtures, to be repaired, but only to the condition in which the Leased Premises were originally delivered to Tenant, and the Base Rent meanwhile shall be abated in whole except that Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to reconstruct the destroyed Leased Premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence. There shall be no abatement of the Base Rent if such damage is caused by the fault of Tenant. Whenever the Base Rent shall be abated pursuant to this Section 15.1, such abatement shall continue until the date which shall be the sooner to occur of:
(i) fifteen (15) days after notice by Landlord to Tenant that the Leased Premises have been substantially repaired and restored; or (ii) the date Tenant's business operations are restored in the entire Leased Premises.

    15.2 PARTIAL DESTRUCTION OF BUILDING. In the event that fifty (50%) percent or more of the rentable area of the building in which the Leased Premises are located shall be damaged or destroyed by fire or other cause, notwithstanding any other provisions contained herein and that the Leased Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of time upon the thirtieth day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord; provided, however, in the event the building is deemed to be a hazard or danger by any governmental agency, the Lease shall expire upon the third day after notice is given.

    15.3 RECONSTRUCTION OF IMPROVEMENT. In the event of any reconstruction of the Leased Premises under this Section, said reconstruction shall be in substantial conformity of the Leased Premises on the Commencement Date. Tenant, at its sole cost and expense, shall be responsible for the repair and restoration of all items that was Tenant's Work, and the replacement of its stock in trade fixtures, furniture, furnishings and equipment. Tenant shall commence the installation of fixtures, equipment, and merchandise hereof promptly upon delivery to it of possession of the Leased Premises and shall diligently prosecute such installation to completion.

    15.4 Under no circumstances shall Landlord be responsible or liable to Tenant for lost income, revenue or profits.

16. EMINENT DOMAIN

    16.1 TOTAL CONDEMNATION. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals and other charges shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

    16.2 PARTIAL CONDEMNATION.

         16.2.1 If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall, in the opinion of Landlord and Tenant, render the Leased Premises unsuitable for the business of the Tenant, then Landlord and Tenant shall each have the right to terminate this Lease by notice given to the other within sixty (60) days after the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. A taking or condemnation in excess of 50% of the square footage of the Leased Premises shall be presumed to render the Leased Premises unsuitable for the business of the tenant.

         16.2.2 If more than twenty (20%) percent of the floor area of the buildings in the Project shall be taken as aforesaid (whether or not the Leased Premises shall be affected by the taking), Landlord shall have the right to terminate this Lease by notice to Tenant given within sixty (60) days after the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of the unexpired term of this Lease.

    16.3 LANDLORD'S DAMAGES. In the event of any condemnation or taking as hereinabove provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

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                                 Page 8 of 19

    16.4 TENANT'S DAMAGES. Although all damages in the event of any condemnation are to belong to the Landlord, whether such damages are awarded as compensation for diminution in value of the Leasehold or the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, provided no such claim shall diminish or otherwise adversely affect Landlord's award. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of Section 16.3 and this Section 16.4.

    16.5 SALE UNDER THREAT OF CONDEMNATION. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Section.

17. DEFAULT OF TENANT.

    17.1 EVENTS OF DEFAULT.   Upon the happening of one or more of the events as
expressed below, (individually and collectively, "Events of Default"), the Landlord shall have any and all rights and remedies hereinafter set forth:

         17.1.1 In the event Tenant should fail to pay any monthly installment of rent or any other sums required to be paid hereunder, as and when the same become due.

         17.1.2 To the extent not contrary to Bankruptcy Law, in the event a petition in bankruptcy (including Chapter 11 bankruptcy proceeding or any other reorganization proceedings under Bankruptcy Law) is filed by the Tenant, or is filed against Tenant, and such petition is not dismissed within thirty (30) days from the filing thereof, or in the event Tenant is adjudicated a bankrupt.

         17.1.3 In the event an assignment for the benefit of creditors is made by Tenant.

         17.1.4 In the event of an appointment by any court of a receiver or other court officer of Tenant's property and such receivership is not dismissed within thirty (30) days from such appointment.

         17.1.5 In the event Tenant removes, attempts to remove, or permits to be removed from the Leased Premises, except in the usual course of trade, the equipment, furniture, effects or other property of the Tenant brought thereon.

         17.1.6 In the event Tenant, before the expiration of the term hereof and without the written consent of the Landlord, vacates the Leased Premises or abandons the possession thereof, or uses the Leased Premises or property of the Project for a purpose other than identified in the Lease.

         17.1.7 In the event an execution or other legal process is levied upon the equipment, furniture, effects or other property of Tenant brought on the Leased Premises, or upon the interest of Tenant in this Lease, and the same is not satisfied or dismissed within ten (10) days from the levy.

         17.1.8 In the event Tenant fails to keep, observe or perform any of the other terms, conditions or covenants on the part of Tenant herein to be kept, observed and performed for more than ten (10) days after written notice thereof is given by Landlord to Tenant specifying the nature of such default, or if the default so specified shall be of such a nature that the same cannot reasonably be cured or remedied within said ten (10) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such ten (10) day period and shall not thereafter continuously and diligently proceed therewith to completion; provided, however, nothing herein shall prohibit Landlord from taking immediate legal action, with or without notice, to protect the health, safety or welfare of the Landlord, the Project, tenants of the Project, other persons or entities in or about the Project or the general public.

         17.1.9 Notwithstanding anything contained herein to the contrary, in the event of a monetary default on the part of Tenant, Landlord shall give and shall only be required to give Tenant three (3) days written notice within which Tenant must cure the monetary default.

    17.2 REMEDIES OF LANDLORD

         17.2.1 In the event of any such default or breach, Landlord shall have the immediate right to re-enter the Leased Premises, either by summary proceedings, by force or otherwise, and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein in the manner provided in subdivision (c) of this Section, all without service of any notice of intention to re-enter and with or without resort to legal process (which Tenant hereby expressly waives) and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. In the event of any such default or breach, Landlord shall have the right, at its option, from time to time, without terminating this Lease, to re-enter and re-let the premises, or any part thereof, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including but not limited to, necessary renovation and alterations of the Leased Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or which become due Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i) at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter in any event. The Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a re-letting of said premises in excess of the rent provided in this Lease.

         17.2.2 In the event of any such default or breach, the Landlord shall have the right, at its option, to declare the rents for the entire remaining term and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefor.

         17.2.3 The Landlord in addition to other rights and remedies it may have, shall have the right to remove all or any part of the Tenant's property from said premises and any property removed may be stored in any public warehouse or elsewhere at the cost of, and for the account of Tenant and the Landlord shall not be responsible for the care or safekeeping thereof, and the Tenant hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

         17.2.4 No such re-entry or taking possession of said Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times hereafter, elect to terminate this Lease for such previous default or breach. Any such re-entry shall be allowed by Tenant without hindrance, and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

         17.2.5 Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of or in derogation of any right or remedy given to it under any law now or hereafter in effect.

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                                                              Tenant    Landlord
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                                 Page 9 of 19

    17.3 WAIVER. The waiver by Landlord of any breach of any term, condition or covenant herein contained shall not be waiver of such term, condition or covenant, or any subsequent breach of the same or any other term, condition or covenant herein contained. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. No re-entry hereunder shall bar the recovery of rents or damages for the breach of any of the terms, conditions or covenants on the part of Tenant herein contained. The receipt of rent after breach or condition broken, or delay on the part of Landlord to enforce any right hereunder, shall not be deemed a waiver or forfeiture, or a waiver of the right of Landlord to terminate this Lease or to re-enter said Leased Premises or to re-let same.

    17.4 EXPENSES OF ENFORCEMENT. In the event any payment due Landlord under this Lease shall not be paid on the due date, Tenant agrees to pay interest on the amount which is delinquent at the highest rate permitted under the laws of the state in which the Project is located, for such delinquent payment until made. In the event any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment under this Lease shall be dishonored for any reason whatsoever not attributable to Landlord, Landlord shall be entitled to make an administrative charge to Tenant of One Hundred ($100.00) Dollars. Tenant recognizes and agrees that the charges which Landlord is entitled to make upon the conditions stated in this Section 17.4 represent, at the time this Lease is made, a fair and reasonable estimate and liquidation of the costs of Landlord in the administration of the Project resulting to Landlord from the events described which costs are not contemplated or included in any other rental or charges provided to be paid by Tenant to Landlord in this Lease. Any charges becoming due under this Section of this Lease shall be added and become due with the next ensuing monthly payment of Base Rent and shall be collectible as a part thereof.

    17.5 LEGAL EXPENSES. In the event that it shall become necessary for Landlord to employ the services of an attorney to enforce any of its rights or to protect its interest under this Lease or to collect any sums due to it under this Lease or to remedy the breach of any covenant of this Lease on the part of the Tenant to be kept or performed, regardless of whether suit be brought, Tenant shall pay to Landlord such fee as shall be charged by Landlord's attorney for such services. Should suit be brought for the recovery of possession of the Leased Premises, or for rent or any other sum due Landlord under this Lease, or because of the breach of any of Tenant's covenants under this Lease, or to protect any interest or right under the Lease, Tenant shall pay to Landlord all expenses of such suit and any appeal thereof, including a reasonable attorney's fee.

18. ACCESS BY LANDLORD.

    18.1 RIGHT OF ENTRY. Landlord and Landlord's agents shall have the right to enter the Leased Premises at all reasonable times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs, or alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made unless Tenant is prevented from operating in the Leased Premises in whole or in part, in which event rent shall be proportionately abated during said period. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

    18.2 ROOF. Use of the roof and air space above the Leased Premises is reserved exclusively to the Landlord.

19. TENANT'S PROPERTY.

    19.1 TAXES ON LEASEHOLD OR PERSONALTY. Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property or any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

    19.2 LOSS AND DAMAGE. Landlord shall not be responsible for any damage to property of Tenant or of others located on the Leased Premises nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same, including subrogation claims by Tenant's insurance carriers.

    19.3 PLEDGE OF ASSETS. Tenant hereby pledges and assigns to Landlord all furniture, fixtures, goods and chattels of Tenant which shall or may be brought or placed on the Demised Premises as security for the payment of rent and Tenant agrees that said lien may be enforced by distress foreclosure or otherwise at the election of Landlord.

20. HOLDING OVER, SUCCESSORS.

    20.1 HOLDING OVER. On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon re-entry by Landlord upon the Leased Premises, Tenant shall peaceably and without notice of any sort, quit and surrender the Leased Premises to Landlord in accordance with the requirements of this Lease. Tenant specifically agrees that in the event Tenant retains possession and does not so quit and surrender the Leased Premises to Landlord, then Tenant shall pay to Landlord:

          20.1.1 all damages that Landlord may suffer on account of Tenant's failure to so surrender and quit the Leased Premises, and Tenant will indemnify and save Landlord harmless from and against any and all claims made by succeeding tenant of the Leased Premises against Landlord on account of delay of Landlord in delivering possession of the Leased Premises to said succeeding tenant to the extent that such delay is occasioned by the failure of tenant to so quit and surrender said Leased Premises.

         20.1.2 rent for each month or any applicable portion of a month of such holding over at twice the amount payable for the month immediately preceding the termination of this Lease, during the time Tenant thus remains in possession.

The provisions of this paragraph do not waive any of Landlord's rights of re-entry or any other right under the terms of this Lease. If Tenant shall fail to surrender the Leased Premises as herein provided, no new tenancy shall be created and Tenant shall be guilty of unlawful detainer.

    20.2 SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and permitted assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefits of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease and, in the event Landlord sells or transfers its interest in the Project and the purchaser or transferee assumes Landlord's obligation and covenants, Landlord shall thereupon be relieved of all further obligations hereunder.

21. ENVIRONMENTAL ACTIONS AND INDEMNIFICATION

    21.1 Tenant agrees not to store in, on or outside of the Leased Premises any hazardous materials of any type, as defined by any local, state or federal agency or any other toxic, corrosive, reactive or ignitable material without first obtaining in each case all governmental approvals and permits required for such storage.

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                                                              Tenant    Landlord
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                                 Page 10 of 19

    21.2 Tenant shall indemnify and hold Landlord harmless for any and all damages, potential damages, losses, liabilities, costs and expenses of corrective work, obligations, penalties, fines, impositions, fees, levies, lien removal or bonding costs, claims, litigation, demands, defenses, judgments, disbursements, or expenses (including without limitation attorneys fees and expert's fees) related to, concerning or arising out of Tenant causing or permitting, knowingly or unknowingly, directly or indirectly, hazardous material to pollute or contaminate the Leased Premises, the Project or any part thereof, or any person or property in, on, under, above or outside of the Project. The terms of this paragraph shall survive the expiration or earlier termination of the term of this Lease.

    21.3 Term on Indemnification: The Tenant agrees that this Indemnity shall continue throughout the term of the Lease and for a period of not less than ten years following termination of the Lease for any reason. Further, said ten year period shall be extended during the pendency of litigation or administrative claims involving Indemnified Losses pertaining to Hazardous Materials covered by this Indemnity pending at the expiration of the ten year period. The indemnity shall include reasonable costs and expenses (including experts' and attorneys' fees and disbursements) incurred or expended by Landlord in enforcing of this Indemnity. Landlord agrees to utilize counsel designated by the undersigned (if the undersigned are also parties defendant in such matters) subject to Landlord's right of approval, not to be unreasonably withheld or delayed.

22. QUIET ENJOYMENT. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

23. MISCELLANEOUS.

    23.1 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying the check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in the Lease or by law.

    23.2 NO PARTNERSHIP. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

    23.3 FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period of such delay. The provisions of this Section 23.3 shall not operate to excuse Tenant from the prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

    23.4 NOTICES. Except as otherwise required by statute, any notice, demand, request or other communication required or permitted be given under this Lease shall be in writing, signed by the party giving it and conclusively deemed to have been properly given to and received and to be effective (a) if sent by tested telex or cable, or hand-delivered against receipt therefor, or by telecopy or other facsimile transmission, or by express mail service, on the day on which delivered, as the case may be, at the respective addresses hereafter set forth, or if such day of delivery is not a business day, on the first business day thereafter, or (b) if sent by registered or certified mail, return receipt requested, postage prepaid, on the third business day after the day on which deposited in any post office station or letter box, addressed at the respective addresses hereafter set forth:

If to Landlord:                           ADLER MANAGEMENT SERVICES, INC.
                                          1400 NORTH WEST 107TH AVENUE
                                          MIAMI, FLORIDA 33172
                                          305-392-4100

With a copy to:                           TAMPA TRI-COUNTY FLEXXSPACE, LTD.
                                          13300 MC CORMICK DRIVE
                                          TAMPA, FLORIDA 33626
                                          813-855-4486

If to Tenant:                             GEERLINGS & WADE, INC.
                                          DAVID PEARCE
                                          14470 CARLSON CIRCLE
                                          TAMPA, FLORIDA 33626

With a copy to:                           GEERLINGS & WADE, INC.
                                          DAVID PEARCE
                                          960 TURNPIKE STREET
                                          CANTON, MA  02021

Any party hereto may, by giving five (5) days written notice to the other party hereto, designate any other address in substitution of the foregoing address to which notice shall be given.

    23.5 CAPTIONS AND SECTION NUMBERS. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or described the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

    23.6 TENANT DEFINED, USE OF PRONOUN. The word "Tenant" shall be deemed and taken to mean each and every person mentioned as a Tenant herein be the same, one or more and if there shall be more than one Tenant. Any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

    23.7 BROKER'S COMMISSION. Each of the parties represents and warrants that it has dealt with no broker or brokers in connection with the execution of this Lease, except Adler Management Services, Inc. and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any claim for brokerage commissions or finder's fee resulting from the indemnitor's acts (including, without limitation, the cost of counsel fees in connection therewith) except for the persons or entities set forth above.

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                                                              Tenant    Landlord
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                                 Page 11 of 19

    23.8 PARTIAL INVALIDITY. In any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

    23.9 EFFECTIVENESS OF LEASE. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant, and the receipt of the full security deposit, and if paid by check, subject to clearance.

    23.10 RECORDING. Tenant shall not record this Lease or any memorandum thereof without the written consent and joinder of Landlord.

    23.11 LIABILITY OF LANDLORD. Anything contained in this Lease, at law or in equity to the contrary notwithstanding, Tenant expressly acknowledges and agrees that there shall at no time be or be construed as being any personal liability by or on the part of Landlord under or in respect of this Lease or in any way related hereto or the Leased Premises; it being further acknowledged and agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally or directly against any officer, director, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Landlord, but will look solely to the Landlord's interest in the Project for the satisfaction of any and all claims, remedies or judgments (or other judicial process) in favor of Tenant requiring the payment of money by Landlord in the event of any breach by Landlord of any of the terms, covenants or agreements to be performed by Landlord under this Lease or otherwise, subject, however, to the prior rights of any ground or underlying lessors or the holders of the mortgages covering the Project, and no other assets of Landlord or owners of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims; such exculpation of personal liability as herein set forth to be absolute, unconditional and without exception of any kind.

    23.12 TIME OF THE ESSENCE. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

    23.13 ESTOPPEL INFORMATION. Tenant agrees, upon request of Landlord, to execute and deliver to Landlord, without charge and within ten (10) days following request therefor, a written declaration in form satisfactory to
Landlord: (i) ratifying this Lease; (ii) confirming the commencement and expiration dates of the term of this Lease; (iii) certifying that Tenant is in occupancy of the Leased Premises, the date Tenant commenced operating Tenant's business therein and that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended, except by such writings as shall be stated; (iv) that all conditions under this Lease to be performed by Landlord have been satisfied, except such as shall be stated; (v) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant; (vi) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid; (vii) reciting the amount of security deposited with Landlord, if any; and (viii) certifying the status of any other matter requested by Landlord or its lender. Tenant agrees to execute and deliver similar declarations at any time and from time to time and within ten (10) days following request therefor by Landlord or by any mortgage holder or ground or underlying lessor and or purchaser of the Project, and each of such parties shall be entitled to rely upon such written declaration made by Tenant. Tenant's failure or refusal to execute the declaration required hereunder within ten (10) days following the request therefor will constitute a default hereunder and Landlord shall have such rights and remedies against Tenant as is available to Landlord for Tenant's default.

    23.14 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

    23.15 CHOICE OF LAW. This Lease shall be governed by the laws of the State of Florida. The venue for any action filed in connection herewith by either party shall be the county in which the Leased Premises are located.

    23.16 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE LEASED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

    23.17 COUNTERPARTS. This Lease may be executed in multiple copies, each of which shall be deemed an original, and all of such copies shall together constitute one and the same instrument.

    23.18 ACCEPTANCE OF FUNDS BY LANDLORD. No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Leased Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

    23.19 RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.

    23.20 ATTACHMENTS. Any Exhibits as well as any Amendments which are attached to this Lease are a part of this Lease and are incorporated herein as if fully set forth herein.

    23.21 INSERTIONS. No insertion, whether handwritten or otherwise, which attempts or purports to change or modify the standard type written provisions of this Lease and/or attachments or amendments thereto shall be effective or binding unless and until each party to this Lease initials the change(s) or modification(s) in the margin immediately adjacent thereto. A general initialing by the parties of a page, at the top or bottom thereof, shall not be deemed compliance with the above-referenced requirement and shall not bind either party to the terms or conditions of the insertion.

    23.22 RENEWAL OPTIONS. The terms of options to renew, if any, are subject to the following conditions:

          23.22.1 Any right to renew is conditioned upon Tenant not being in default under any terms of the Lease at the time of election to exercise the option and at the time the extended period is to begin.

          23.22.2 If Tenant shall elect to exercise any option, it shall do so by giving Landlord written notice at least ninety (90) days prior to the expiration of the primary term of the Lease, or the then current extension thereof. Failure to provide proper notice within the time required shall terminate the pending or remaining option rights of the Tenant.

          23.23.3 Option Terms: Tenant shall have N/A option for additional N/A year term. For each year of any option period exercised, the base rent shall increase N/A over the prior year.

    23.23 ENTIRE AGREEMENT. This Lease and the Exhibits, and Amendments, if any, attached hereto and forming a part hereof, set forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, conditions or understandings, either oral or written, between them other than are herein set forth. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

  IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease on the day and year first above written.

                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

WITNESSES:              LANDLORD:
                        Tampa Tri-County FlexxSpace, Ltd.
                        By: Tampa Tri-County FlexxSpace LLC, its general partner
----------------------  By: AP-Adler SPV, Ltd., its managing agent
                        By: AP-Adler GP LLC, its general partner
----------------------  By: AP-Adler Investment Fund, L.P. its managing member
                        By: Adler Newco GP, Inc., its managing general partner

                        /s/ Brett W. Harris
                        ------------------------------------------
                        Brett W. Harris, Authorized Signatory

                        TENANT:
                        Geerlings & Wade, Inc.
----------------------
                        /s/ David Pearce, Chief Financial Officer
----------------------  ------------------------------------------
                        David Pearce, Chief Financial Officer

                        Federal Tax ID #04-2935863



                               ADDENDUM TO LEASE


ARTICLE 2.2.1.5 - DUMPSTERS - is hereby deleted in its entirety

ARTICLE 9.6 WAIVER OF SUBROGATION - Tenant waives (unless said waiver should invalidate any such insurance) its right to recover damages against Landlord for any reason whatsoever to the extent Tenant recovers indemnity from its insurance carrier. Any insurance policy procured by Tenant which does not name Landlord as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company against the Landlord. All public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless be entitled to recover damages caused by the negligence of Tenant. LANDLORD WAIVES (UNLESS SAID WAIVER SHOULD INVALIDATE ANY SUCH INSURANCE) ITS RIGHT TO RECOVER DAMAGES AGAINST TENANT FOR ANY REASON WHATSOEVER TO THE EXTENT LANDLORD RECOVERS INDEMNITY FROM ITS INSURANCE CARRIER.

ARTICLE 17.1.1 - In the event Tenant should fail to pay any monthly installment of rent or any other sums required to be paid hereunder, as and when the same become due WITHIN 5 DAYS AFTER WRITTEN NOTICE.

ARTICLE 17.2.1 - In the event of any such default or breach, Landlord shall have the immediate right to re-enter the Leased Premises, either by summary proceedings, by force or otherwise, and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein in the manner provided in subdivision (c) of this Section, all without service of any notice of intention to re-enter and with or without resort to legal process (which Tenant hereby expressly waives) and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. In the event of any such default or breach, Landlord shall have the right, at its option, from time to time, without terminating this Lease, to re-enter and re-let the premises, or any part thereof, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including but not limited to, necessary renovation and alterations of the Leased Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or which become due Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i) at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter in any event. The Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a re-letting of said premises in excess of the rent provided in this Lease. NOTWITHSTANDING THE FOREGOING, LANDLORD SHALL HAVE THE OBLIGATION TO USE ALL REASONABLE EFFORTS TO MITIGATE ITS DAMAGES.

ARTICLE 19.3 - PLEDGE OF ASSETS - is hereby deleted in its entirety

                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

WITNESSES:              LANDLORD:
                        Tampa Tri-County FlexxSpace, Ltd.
                        By: Tampa Tri-County FlexxSpace LLC, its general partner
----------------------  By:  AP-Adler SPV, Ltd., its managing agent
                        By:  AP-Adler GP LLC, its general partner
----------------------  By:  AP-Adler Investment Fund, L.P. its managing member
                        By:  Adler Newco GP, Inc., its managing general partner

                        /s/ Brett W. Harris
                        ------------------------------------------
                        Brett W. Harris, Authorized Signatory

                        TENANT:
                        Geerlings & Wade, Inc.
----------------------

----------------------  /s/ David Pearce, Chief Financial Officer
                        ------------------------------------------
                        David Pearce, Chief Financial Officer

                        Federal Tax ID #04-2935863


                              ADDENDUM B TO LEASE

ARTICLE 1.5 - Tenant shall have until June 1, 2000 to obtain any and all necessary licenses and permits from the appropriate authorities (the "Licenses"). If Tenant is unable to obtain said Licenses by this date, Tenant may request and, upon a showing that all required License have been applied for and diligently pursued, shall be granted a thirty (30) day extension. If for any reason Tenant is unable to obtain the Licenses within the above period(s), the Tenant may terminate this Lease, in which event neither party shall have any further obligation to the other, except as provided below, and Tenant shall forfeit its Deposit ($5,000) as a termination fee. In the event Landlord is directed, in writing, to commence construction of Tenant improvements per Exhibit "C" of this Lease, and terminates it pursuant to the above, Tenant shall reimburse Landlord 70% of any and all work which has been paid for or started at the time Tenant notifies Landlord of said termination. Notwithstanding any provisions hereof, Tenant's obligation to pay rent hereunder shall commence on the Rent Commencement Date (June 1, 2000).


WITNESSES:              LANDLORD:
                        Tampa Tri-County FlexxSpace, Ltd.
                        By: Tampa Tri-County FlexxSpace LLC, its general partner
----------------------  By: AP-Adler SPV, Ltd., its managing agent
                        By: AP-Adler GP LLC, its general partner
----------------------  By: AP-Adler Investment Fund, L.P. its managing member
                        By: Adler Newco GP, Inc., its managing general partner

                        /s/ SIGNATURE ILLEGIBLE
                        ------------------------------------------
                        Brett W. Harris, Authorized Signatory

                        TENANT:
                        Geerlings & Wade, Inc.

/s/ SIGNATURE ILLEGIBLE
----------------------

SIGNATURE ILLEGIBLE
----------------------  /s/ David Pearce, Chief Financial Officer
                        ------------------------------------------
                        David Pearce, Chief Financial Officer

                        Federal Tax ID #04-2935863

This Document Prepared By: Elise K. Winters, Esq.
600 Cleveland Street, Suite 940, Clearwater, FL 33755-4160

                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

                                  EXHIBIT "A"

                                   SITE PLAN


                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

                                  EXHIBIT "B"

                           PARK RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants of used for any purpose other than access to and from the leased premises and for going from one to another part of the building.

2. Plumbing fixtures and appliances shall be used only for purposes constructed, and no sweeping, rubbish, rags or other unsuitable material shall be thrown or placed within the premises. Any damage resulting from such misuse of the premises shall be paid by Tenant, and Landlord shall not in any case be responsible for such.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the building, except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the building, after Tenant's improvements are completed, except by the building maintenance personnel; nor shall any part of the building be defaced by tenants.

4. A directory will be placed by Landlord, at its expense, in a conspicuous place in the building. No other directories will be permitted, unless previously authorized by Landlord in writing.

5. Tenants shall not do, or permit anything to be done, in or about the building, or bring or keep anything there, that will in any way increase the rate of fire or other insurance on the building, or on property kept there, or obstruct or interfere with the rights of, or otherwise injure or annoy other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of Landlord or any governmental authority.

6. Tenant shall notify the building manager when safes or other heavy equipment are to be taken in or out of the building and the moving shall be done under the supervision of the building manager, after written permission from the Landlord. Persons employed to move such property must be acceptable to Landlord.

7. Tenants shall not make or permit any improper noises in the building, or otherwise interfere in any way with other tenants, or persons having business with them.

8. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in or about the building.

9. No machinery of any kind (other than normal office equipment) shall be operated on leased premises without the prior written consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent as compensation for excess consumption of water or electricity, or both, occasioned by the operation of the machinery; not shall Tenant use or keep in the building any flammable or explosive fluid or substance, or any illuminating material, except candles.

10. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by tenant of any merchandise or materials which requires the use of elevators or stairways, or movement through building entrances, such as the lobby, shall be restricted to hours designated by Landlord. All such movement shall be under supervision of the building manager, by prearrangement. Such prearrangement must be initiated by Tenant and will be by determination of Landlord and subject to his decision and control, of the time, method and routing of movement, and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Tenant is to assume all risks of damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord, if damaged or injured as a result of acts in connection with providing this service to Tenant, from time of the beginning through the completion of the moving or delivery; and Landlord shall not be liable for acts of any persons engaged in, or any damage or loss to any of said property or persons resulting from, any act in connections with such.

11. No draperies, shutters, or other window coverings shall be installed on exterior windows, walls or doors facing public corridors without Landlord's prior written approval. Landlord shall have the right to require installation and use of uniform draperies.

12. No portion of Tenant's area or any other part of the building shall at any time be used or occupied as sleeping or lodging quarters.

                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

13. Landlord will not be responsible for lost or stolen property, equipment, money, or jewelry from Tenant's area or public rooms, regardless of whether such loss occurs when the area is locked against entry.

14. Landlord reserves the right to rescind and of these Rules and make such other further reasonable rules and regulations that Landlord shall from time to time believe conducive to the safety, protection, care and cleanliness of the building, its operation, the preservation of good order, and the protection and comfort of its tenants, their agents, employees and invitees, which Rules, when made and notice of them given to Tenant, shall be binding upon Tenant as if originally prescribed.



                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

                                  EXHIBIT "C"

                      CONSTRUCTION OF PREMISES BY LANDLORD

Landlord shall deliver space in "as is" condition, except for performing the work outlined below.

1.  IN THE OFFICE AREA;
          REPLACE CEILING TILES
          PAINT WALLS
          VARNISH DOORS
          NEW CARPET
          NEW VCT IN BATHROOMS

2.  IN THE WAREHOUSE;
          PAINT WALLS
          PRESSURE WASH FLOORS
          INSTALL 18 LO-BAY LIGHTS
          INSTALL ADDITIONAL 10 TON AIR CONDITIONING UNIT
          INSTALL ONE DOCK LEVELER

3.  ALL MECHANICAL SYSTEMS TO BE IN GOOD OPERATING CONDITION


                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------

                                  EXHIBIT "D"

                                 TENANT'S WORK

NONE


                                                              ------------------
                                                              Tenant    Landlord
                                                              ------------------

                                                              ------------------
                                 Page 19 of 19